UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

 On May 29, 2024, United Therapeutics Corporation (“United Therapeutics”), filed a complaint (the “Complaint”) in the Superior Court in Durham County, North Carolina, against Robert Roscigno (“Dr. Roscigno”), a former employee of United Therapeutics and Liquidia Technologies, Inc., a wholly owned subsidiary of Liquidia Corporation, a Delaware corporation (the “Company”) and named Liquidia Technologies, Inc. as a defendant. The Complaint alleged that Dr. Roscigno breached prior employment agreements with United Therapeutics by failing to assign to United Therapeutics his interest in patents obtained by the Company that relied upon or benefitted from certain inventions, discoveries, materials, authorship, derivatives and results developed by Dr. Roscigno while he was employed by United Therapeutics. Specifically, United Therapeutics alleged that Dr. Roscigno misappropriated certain intellectual property of United Therapeutics which led to the development of the Company’s product candidate YUTREPIA (treprostinil) inhalation powder (formerly known as LIQ861) and which was designed to compete with United Therapeutics’ product Tyvaso®. The Complaint also sought declaratory judgement such that all right, title and interest in and to any patentable or unpatentable inventions, discoveries, and ideas made or conceived by Dr. Roscigno while employed by Liquidia Technologies, Inc. should be assigned and transferred to United Therapeutics because they involved the use of United Therapeutics’ confidential information. The Company intends to vigorously defend itself against these allegations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 31, 2024	Liquidia Corporation

	By:	/s/ Michael Kaseta
Name: Michael Kaseta
Title: Chief Financial Officer and Chief Operating Officer